UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 3, 2015

MVP REIT II, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	333-205893	47-3945882
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12730 High Bluff Drive, Suite 110

San Diego, CA 92130

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (858) 369-7959

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

Amendment to Advisory Agreement

On November 30, 2015, MVP REIT II, Inc. (the “Company”), upon the unanimous approval of its board of directors, including its independent directors, entered into Amendment No. 1 (the “Amendment”) to the Amended and Restated Advisory Agreement (the “Advisory Agreement”) between the Company, MVP REIT II Operating Partnership, LP, the Company’s operating partnership, and MVP Realty Advisors, LLC, the Company’s external advisor (the “Advisor”). The Amendment modified the terms of the asset management fee payable to the Advisor or its affiliates pursuant to Section 9(d) of the Advisory Agreement such that following the date on which the Company first determines its net asset value, the asset management fee payable at the end of each month will be based on the lower of (i) the aggregate of the value of the Company’s assets, and (ii) their historical cost, both without deduction for depreciation, bad debts or other non-cash reserves.

The material terms of the Amendment described herein are qualified in their entirety by the Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Amendment to Escrow Agreement

On November 30, 2015, the Company, upon the unanimous approval of its board of directors, including its independent directors, entered into the Second Amended and Restated Escrow Agreement (the “Escrow Agreement”) by and among the Company, MVP American Securities, LLC (the “Affiliated Selling Agent”), the affiliated selling agent for the Company’s initial public offering of common stock (the “Offering”), and UMB Bank, N.A., the escrow agent for the Offering. The material terms of the Escrow Agreement amended the first amended and restated escrow agreement to (i) include additional requirements for subscription proceeds received from residents of the state of Washington, pursuant to which such proceeds will be placed in a separate escrow account until there is an aggregate of $10,000,000 in subscriptions for shares of the Company’s common stock; and (ii) provide for the Company’s engagement of non-affiliated selling agents to sell shares in the Offering during the escrow period.

The material terms of the Second Amended and Restated Escrow Agreement are qualified in their entirety by the terms of the agreement attached as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

4.1	Second Amended and Restated Escrow Agreement, dated November 30, 2015, by and among MVP REIT II, Inc., MVP American Securities, LLC, and UMB Bank, N.A.

10.1	Amendment No. 1 to the Amended and Restated Advisory Agreement, dated November 30, 2015, between MVP REIT II, Inc., MVP REIT II Operating Partnership, LP, and MVP Realty Advisors, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MVP REIT II, INC.

Date: December 3, 2015	By:	/s/ Michael V. Shustek
Michael V. Shustek
Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Second Amended and Restated Escrow Agreement, dated November 30, 2015, by and among MVP REIT II, Inc., MVP American Securities, LLC, and UMB Bank, N.A.

10.1	Amendment No. 1 to the Amended and Restated Advisory Agreement, dated November 30, 2015, between MVP REIT II, Inc., MVP REIT II Operating Partnership, LP, and MVP Realty Advisors, LLC.